                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 31, 1997
                                                 -------------------------------

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Florida                      0-12946                   59-2255857
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


Two North Riverside Plaza, Suite 1100, Chicago, Illinois         60606-2607
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (312) 207-0020
                                                   -----------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)








                      This document consists of 81 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
------- ---------------------

First Capital Income Properties, Ltd. - Series IX (the "Registrant") sold its interest in the real property commonly known as Richmond Plaza Shopping Center ("Richmond"), located in Augusta, Georgia to G & I Augusta LLC, a Delaware limited liability company.

The closing of this transaction occurred on December 31, 1997. Richmond was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $10,750,000. The Registrant received Sale Proceeds of approximately $10,350,000, which was net of actual and estimated closing expenses. For the year ending December 31, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $2,500,000 from this transaction. The Registrant will distribute substantially all of the Sale Proceeds on May 31, 1998 to Limited Partners of record as of December 31, 1997.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------- --------------------------------------------

        (page 5) Pro Forma Financial Information


        Exhibits

        2.1 (page 10) Contract for Purchase of Real Property, executed on November 26, 1997, between the Registant and G & I Augusta LLC, a Delaware limited liability company ("Purchaser").

        2.2 (page 72) Closing Statement, dated December 31, 1997, between the Registrant and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                       By: FIRST CAPITAL FINANCIAL CORPORATION
                           As Managing General Partner

January 12, 1998       By: /s/          NORMAN M. FIELD
----------------           ------------------------------------------
    (Date)                              NORMAN M. FIELD
                             Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of Richmond had occurred on September 30, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1997 has been presented as if the sales of Richmond and Citrus Center (sold in August 1997) had occurred on December 31, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sales of Richmond and Citrus Center had occurred on December 31, 1995. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Richmond and Citrus Center have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of September 30, 1997 and December 31, 1996 and 1995, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                September 30, 1997
                                                  ----------------------------------------------
                                                                                      Pro Forma
                                                    Balance         Pro Forma          Balance
                                                     Sheet         Adjustments          Sheet
                                                  ------------     ------------     ------------
Investment in commercial rental properties:
  Land                                            $  7,997,900     $ (2,156,000)     $ 5,841,900
  Buildings and improvements                        31,351,400       (8,899,900)      22,451,500
                                                  ------------     ------------     ------------

                                                    39,349,300      (11,055,900)      28,293,400
  Accumulated depreciation and amortization        (12,468,000)       3,042,300       (9,425,700)
                                                  ------------     ------------     ------------

  Total investment properties, net of
    accumulated depreciation and amortization       26,881,300       (8,013,600)      18,867,700

Cash and cash equivalents                           28,209,800       10,350,000       38,559,800
Investment in debt securities                       15,832,000                        15,832,000
Rents receivable                                       569,100          (41,900)         527,200
Escrow Deposits                                         79,100                            79,100
Other assets (including loan acquisition costs,
   net of accumulated amortization of
   $105,600)                                           177,800         (128,000)          49,800
                                                  ------------     ------------     ------------

                                                  $ 71,749,100     $  2,166,500     $ 73,915,600
                                                  ============     ============     ============

                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Mortgage loan payable                           $  6,704,800      $               $  6,704,800
  Accounts payable and accrued expenses                951,500         (103,700)         847,800
  Due to Affiliates                                     86,100                            86,100
  Security deposits                                     41,500          (19,300)          22,200
  Distributions payable                             28,050,000       10,350,000       38,400,000
  Other liabilities                                    230,400                           230,400
                                                  ------------     ------------     ------------

                                                    36,064,300       10,227,000       46,291,300
                                                  ------------     ------------     ------------
Partners' capital:
  General Partners                                      62,200           25,000           87,200
  Limited Partners (100,000 Units
    outstanding)                                    35,622,600       (8,085,500)      27,537,100
                                                  ------------     ------------     ------------

                                                    35,684,800       (8,060,500)      27,624,300
                                                  ------------     ------------     ------------

                                                  $ 71,749,100     $  2,166,500     $ 73,915,600
                                                  ============     ============     ============

The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                           Nine Months Ended September 30, 1997
                                                ----------------------------------------------------------------
                                                                                                     Pro Forma
                                                Statement of        Richmond        Citrus Center   Statement of
                                                 Income and         Pro Forma         Pro Forma      Income and
                                                  Expenses         Adjustments       Adjustments      Expenses
                                                ------------       -----------      -------------   ------------
Income:
  Rental                                        $ 7,798,700        $(980,600)       $(2,981,800)    $3,836,300
  Interest on short-term investments                924,800                             (12,400)       912,400
  Gain on sale of property                        6,218,200                          (6,218,200)             0
                                                -----------        ---------        -----------     ----------

                                                 14,941,700         (980,600)        (9,212,400)     4,748,700
                                                -----------        ---------        -----------     ----------

Expenses:
  Interest                                          542,700                                            542,700
  Depreciation and amortization                   1,587,100         (231,000)          (852,800)       503,300
  Property operating:
    Affiliates                                      292,600          (18,700)          (212,000)        61,900
    Nonaffiliates                                 1,429,800         (116,400)          (516,900)       796,500
  Real estate taxes                                 643,600          (62,400)          (242,200)       339,000
  Insurance - Affiliate                              80,500          (10,100)           (21,200)        49,200
  Repairs and maintenance                           759,400          (69,700)          (381,500)       308,200
  General and administrative:
    Affiliates                                       22,800                                             22,800
    Nonaffiliates                                   188,300                                            188,300
                                                -----------        ---------        -----------     ----------

                                                  5,546,800         (508,300)        (2,226,600)     2,811,900
                                                -----------        ---------        -----------     ----------

Net income                                      $ 9,394,900        $(472,300)       $(6,985,800)    $1,936,800
                                                ===========        =========        ===========     ==========

Net income allocated to General Partners        $   462,500        $ (70,300)       $  (211,700)    $  180,500
                                                ===========        =========        ===========     ==========

Net income allocated to Limited Partners        $ 8,932,400        $(402,000)       $(6,774,100)    $1,756,300
                                                ===========        =========        ===========     ==========

Net income allocated to Limited
  Partners per Unit (100,000 Units
  outstanding)                                  $     89.32        $   (4.02)       $    (67.74)    $    17.56
                                                ===========        =========        ===========     ==========

              The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)


                                                                              Year Ended December 31, 1996
                                                         ------------------------------------------------------------------------

                                                                                                                     Pro Forma
                                                                               Richmond          Citrus Center      Statement of
                                                          Statement of         Pro Forma           Pro Forma         Income and
                                                           Income and         Adjustments         Adjustments         Expenses
                                                            Expenses          (Unaudited)         (Unaudited)       (Unaudited)
                                                          -----------        -------------       -------------     --------------
Income:
  Rental                                                  $ 11,181,100       $ (1,384,800)       $(4,891,600)       $ 4,904,700
  Interest on short-term investments                           846,200                                (7,500)           838,700
                                                          ------------       -------------       ------------       -------------
                                                            12,027,300         (1,384,800)        (4,899,100)         5,743,400
                                                          ------------       -------------       ------------       -------------
Expenses:
  Interest                                                     777,300                                                  777,300
  Depreciation and amortization                              2,410,800           (305,400)        (1,439,300)           666,100
  Property operating:
    Affiliates                                                 819,200           (102,600)          (215,900)           500,700
    Nonaffiliates                                            1,848,800            (48,200)        (1,042,200)           758,400
  Real estate taxes                                          1,027,600            (73,500)          (400,100)           554,000
  Insurance - Affiliate                                        122,900            (13,900)           (42,700)            66,300
  Repairs and maintenance                                    1,172,500           (107,600)          (672,700)           392,200
  General and administrative:
    Affiliates                                                  54,300                                                   54,300
    Nonaffiliates                                              264,400                               (23,000)           241,400
  Provision for value impairment                             2,700,000                                                2,700,000
                                                          ------------       -------------       -------------      -------------
                                                            11,197,800           (651,200)        (3,835,900)         6,710,700
                                                          ------------       -------------       -------------      -------------
Net income (loss)                                         $    829,500       $   (733,600)       $(1,063,200)      $   (967,300)
                                                          ============       =============       =============      =============
Net income allocated to General Partners                  $    434,100       $   (103,900)       $  (187,300)      $    142,900
                                                          ============       =============       =============      =============
Net income (loss) allocated to Limited Partners           $    395,400       $   (629,700)       $  (875,900)      $ (1,110,200)
                                                          ============       =============       =============      =============
Net income (loss) allocated to Limited
  Partners per Unit (100,000 Units
  outstanding)                                            $       3.95       $      (6.30)       $     (8.76)      $     (11.11)
                                                          ============       =============       =============      =============


    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of September 30, 1997 to reflect the sale of the Registrant's interest in Richmond.

   b) Cash and cash equivalents has been adjusted to include the Sales Proceeds received by the Registrant from the Purchaser of Richmond.

   c) Distributions payable has been adjusted to reflect the amount of the special distribution of Sale Proceeds to Limited Partners as if such special distribution had been declared as of September 30, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Richmond and Citrus Center and gain on the sale of Citrus Center.